BUSINESS.31293001.2

Exhibit 24.1

Power of Attorney

I, Amy Butte, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature: /s/ Amy Butte

Name: Amy Butte

Title: Director

Date: April 15, 2024

Power of Attorney

I, Michael Boyle, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature: /s/ Michael Boyle

Name: Michael Boyle

Title: Director and President

Date: April 11, 2024

Power of Attorney

I, Michael Ewald, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Boyle, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature: /s/ Michael Ewald

Name: Michael Ewald

Title: Director and Chief Executive Officer

Date: April 11, 2024

Power of Attorney

I, David Fubini, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature: /s/ David Fubini

Name: David Fubini

Title: Director

Date: April 15, 2024

Power of Attorney

I, Jeffrey Hawkins, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature: /s/ Jeffrey Hawkins

Name: Jeffrey Hawkins

Title: Director

Date: April 11, 2024

Power of Attorney

I, Tom Hough, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature: /s/ Tom Hough

Name: Tom Hough

Title: Director

Date: April 15, 2024

Power of Attorney

I, Amit Joshi, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Michael Ewald, Michael Boyle, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature: /s/ Amit Joshi

Name: Amit Joshi

Title: Chief Financial Officer

Date: April 11, 2024

Power of Attorney

I, Jay Margolis, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature: /s/ Jay Margolis

Name: Jay Margolis

Title: Director

Date: April 15, 2024

Power of Attorney

I, Clare Richer, of 200 Clarendon Street, Boston, MA 02116, hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Specialty Finance, Inc. (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Director of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature: /s/ Clare Richer

Name: Clare Richer

Title: Director

Date: April 15, 2024